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                                                                  Exhibit 10.1.1



                       VALUE CITY DEPARTMENT STORES, INC.
                                 AS THE BORROWER

                     THE FINANCIAL INSTITUTIONS NAMED HEREIN
                                   AS LENDERS

                               NATIONAL CITY BANK
         AS A LENDER, A LETTER OF CREDIT ISSUER, THE SWING LINE LENDER,
               THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, AND
                           AS THE DOCUMENTATION AGENT

                              ---------------------

                                 AMENDMENT NO. 1
                                   DATED AS OF
                                   MAY 9, 2000
                                       TO
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT
                                   DATED AS OF
                                 MARCH 15, 2000


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                                                                  Exhibit 10.1.1


                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of May 9, 2000 ("THIS AMENDMENT"), among:

                  (i) VALUE CITY DEPARTMENT STORES, INC., an Ohio corporation (herein, together with its successors and assigns, the "BORROWER");

                  (ii) the financial institutions listed on the signature pages hereof (the "LENDERS");

                  (iii) NATIONAL CITY BANK, a national banking association, as a Lender, the Swing Line Lender, a Letter of Credit Issuer, the Collateral Agent, the Documentation Agent and as Administrative Agent (in such latter capacity, the "ADMINISTRATIVE AGENT"):

         PRELIMINARY STATEMENTS:

         (1) The Borrower, the Lenders named therein, and the Agents named above entered into the Amended and Restated Credit Agreement, dated as of March 15, 2000 (the "CREDIT AGREEMENT"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

         (2) The parties hereto desire to make certain changes in the terms and provisions of the Credit Agreement, all as more fully set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

         1.   AMENDMENTS, ETC.

         1.1. TARGET ACQUISITION; PERMITTED ACQUISITIONS. Section 9.2(b) of the Credit Agreement is amended in its entirety to read as follows:

                  (b) TARGET ACQUISITION; PERMITTED ACQUISITIONS. If no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Borrower or any Subsidiary may make (i) the Target Acquisition; or (ii) any Acquisition which is a Permitted Acquisition, PROVIDED that all of the conditions contained in the definition of the term Permitted Acquisition are satisfied, and PROVIDED, FURTHER, that notwithstanding the foregoing, the Borrower or any Subsidiary will not, so long as any Subordinated Bridge Debt or Subordinated Bridge Debt Refinancing remains outstanding, directly or indirectly make or otherwise effect any Acquisition (other than the Target Acquisition).

         2. REPRESENTATIONS AND WARRANTIES.

         The Borrower represents and warrants to the Lenders and the Administrative Agent as follows, it being intended that such representations and warranties shall survive the consummation of the transactions contemplated by this Amendment:

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                                                                  Exhibit 10.1.1

         2.1. AUTHORIZATION, VALIDITY AND BINDING EFFECT. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer or officers of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms.

         2.2. REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. The representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made.

         2.3. NO EVENT OF DEFAULT, ETC. No condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute a Default or an Event of Default.

         2.4. COMPLIANCE. The Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.

         3. EFFECTIVENESS.

         3.1. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on and as of the date the following conditions are satisfied:

                  (a) this Amendment shall have been executed by the Borrower, the Required Lenders and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent; and

                  (b) the Acknowledgment and Consent appended hereto shall have been executed by the Credit Parties named therein, and counterparts hereof as so executed shall have been delivered to the Administrative Agent.

         3.2. NOTICE OF EFFECTIVENESS. The Administrative Agent shall notify the Borrower and each Lender in writing of the effectiveness hereof.

         4. RATIFICATIONS.

         The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

         5. MISCELLANEOUS.

         5.1. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrower, each Lender and the Administrative Agent and their respective permitted successors and assigns.


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                                                                  Exhibit 10.1.1

         5.2. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or issuance of a Letter of Credit shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

         5.3. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         5.4. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

         5.5. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

         5.6. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

         5.7. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         5.8. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

         5.9. JURY TRIAL WAIVER. The parties hereto hereby confirm that the jury trial waiver provisions of section 12.8(c) of the Credit Agreement shall be fully applicable to this Amendment and the transactions contemplated hereby.


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                                                                  Exhibit 10.1.1

         5.10. COUNTERPARTS. This Amendment may be executed in multiple counterparts, and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.


               [The balance of this page is intentionally blank.]


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                                                                  Exhibit 10.1.1


         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

VALUE CITY DEPARTMENT STORES, INC.      NATIONAL CITY BANK,  INDIVIDUALLY AS A
                                        LENDER, THE SWING LINE LENDER, A LETTER
                                        OF CREDIT ISSUER AND IN ITS CAPACITY AS
                                        THE COLLATERAL AGENT, THE DOCUMENTATION
BY:______________________________       AGENT AND THE ADMINISTRATIVE AGENT
   TITLE:

                                        BY:______________________________
                                           TITLE:

BANK ONE, N. A.,
    AS A LENDER

BY:______________________________
   TITLE: